Exhibit 10.6

ASSET PURCHASE AGREEMENT

by and among

Craig Jalbert, Assignee of DAI Holding, LLC

As “Seller”

and

TA Outfitters, LLC

As “Buyer”

February 12, 2020

EXHIBITS

Exhibit A	-	Form of Bill of Sale
Exhibit B	-	Form of UCC-3 Filing
Exhibit C	-	Form of Trademark Assignment Agreement
Exhibit D	-	Form of Domain Name and Social Media Assignment
Exhibit E	-	Form of U.S. Trademark Assignment
Exhibit F	-	Form of Intellectual Property Assignment
Exhibit G	-	Form of Secured Promissory Note
Exhibit H	-	Form of Parent Guaranty
Exhibit I	-	Form of Non-Foreign Affidavit

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of February 12, 2020, by and among Craig Jalbert, as Assignee of DAI Holding, LLC pursuant to that certain Trust Agreement and Assignment for the Benefit of Creditors (the “Seller”) and TA Outfitters, LLC, an Ohio limited liability company (the “Buyer”).

WHEREAS, Seller is the owner by assignment from DAI Holding, LLC, a Delaware limited liability company of all of the assets utilized in the operation of a catalogue business operating under the name Territory Ahead (the “Territory Ahead Business”);

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all the parties, the parties agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

1.1 Definitions For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Governing Authority” shall mean any: (i) federal, state, local, municipal, foreign or other government; (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or (iii) body exercising, or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal.

“Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (a) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (b) copyrights, including all applications and registrations related to the foregoing; (c) customer lists, trade secrets and confidential know-how; (d) patents and patent applications; (e) websites and internet domain name registrations; (f) any and all artwork, designs and drawings, and (g) other intellectual property and related proprietary rights, interests and protections (including all rights to sue and recover and retain damages, costs and attorneys’ fees for past, present and future infringement and any other rights relating to any of the foregoing).

“Lien” means any mortgage, pledge, hypothecation, lien (statutory or otherwise), preference, priority, security interest, tax owed, security agreement, easement, covenant, restrictions on transfer or other encumbrance of any kind or nature whatsoever.

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“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governing Authority.

“Purchased IP” means all Intellectual Property included in the Territory Ahead

Assets.

ARTICLE II

PURCHASE AND SALE OF ASSETS

2.1	Basic Transaction

(a) On the terms and subject to the conditions set forth in this Agreement, the Buyer shall purchase from the Seller, and the Seller, sell, convey, assign, transfer and deliver to the Buyer on the “Closing Date” (as that term is defined below), all of its right, title and interest on an “AS IS, WHERE IS” basis, in and to all assets used in the Territory Ahead Business, including without limitation:

(i)	the inventory samples listed on Schedule 2.1(a);

(ii)	the Purchased IP;

(iii)	the goodwill associated with the Territory Ahead Business;

(iv)	the additional assets listed on Schedule 2.1(a); and

(v)	all other assets used in the Territory Ahead Business.

(collectively, the “Purchased Assets” and each, a “Purchased Asset”);

(b) The Seller represents that the Assets are located at, on, in or about the premises at 5345 Creek Rd., Blue Ash, OH 45242.

(c) At the Closing, Seller shall deliver to Buyer title to the Assets, free and clear of all known liens.

(d) The Buyer shall not assume any liability or obligation of Seller or of any other Person or party, whether relating to the Assets or otherwise.

(e) Other than the Purchased Assets set forth in Section 2.1(a), Buyer expressly understands and agrees that it is not purchasing or acquiring, and Seller is not selling or assigning, any other assets or properties of the DAI Holding, LLC Liquidating Trust, and all such other assets and properties shall be excluded from the Purchased Assets hereunder (the “Excluded Assets”). Excluded Assets include the following assets and properties of Seller:

(i) any Territory Ahead merchandise that is not included in the list of the inventory samples listed on Schedule 2.1(a);

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(ii) Seller’s rights under this Agreement;

(iii) all cash and cash equivalents, bank accounts;

(iv) all tax refunds;

(v) all insurance refunds;

(vi) all claims of Seller; and

(vii) any and all assets of Assignee not relating to, or used or held for use in connection with The Territory Ahead brand (for avoidance of doubt, Buyer is not purchasing any assets of the Chasing Fireflies, Chadwick’s of Boston, Travelsmith and Metrostyle brands).

1.2	Closing Transactions.

(a) The closing of the transactions contemplated by this Agreement (the “Closing”), shall occur promptly upon the execution of this Agreement by both parties. (the “Closing Date”), subject to the satisfaction of the Seller Deliveries and the Buyer Deliveries.

(b) At the Closing:

(i) The Seller shall deliver to the Buyer the following (collectively, the “Seller Deliveries”).

(A) a duly executed Bill of Sale with respect to the Purchased Assets in the form attached as Exhibit A (the “Bill of Sale”) executed by the Seller;

(B) one or more releases or termination statements as to the Purchased Assets in recordable form in the form attached as Exhibit B;

(C) a duly executed Trademark Assignment Agreement in the form attached as Exhibit C;

(D) a duly executed Domain Name and Social Media Assignment in the form attached as Exhibit D;

(E) a duly executed U.S. Trademark Assignment Agreement in the form attached as Exhibit E;

(F) a duly executed IP Assignment Agreement in the form attached as Exhibit F;

(G) an Affidavit signed by Seller in the form required by law in order to avoid withholding of a portion of the Purchase Price in compliance with Internal Revenue Code §1445, the Foreign Investment In Real Property Tax Act; and

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(H) Such other instruments or documents as Buyer may reasonably request as necessary or appropriate to carry out the transactions contemplated hereby.

(ii) The Buyer shall deliver to the Seller the following (collectively, the “Buyer Deliveries”):

(A) the Cash Purchase Price payable at Closing by wire transfer of immediately available funds to an account designated in writing by the Seller;

(B) a duly executed Secured Promissory Note in the form attached as Exhibit G;

(C) a duly executed Parent Guaranty, duly executed by JP Outfitters, LLC, in the form attached as Exhibit H;

(D) a duly executed Security Agreement; and

(E) Such other instruments or documents as Seller may reasonably request as necessary or appropriate to carry out the transactions contemplated hereby.

2.2 Purchase Price. The aggregate consideration to be paid by the Buyer for the Purchased Assets shall be Five Million Dollars ($5,000,000.00) (the “Purchase Price”) payable as follows:

(a) Two Hundred Thousand Dollars ($200,000.00) (inclusive of the Twenty Thousand Dollar ($20,000.00) deposit paid on behalf of the Buyer on or about December 13, 2019) (the “Cash Purchase Price”); and

(b) the Secured Promissory Note in the amount of Four Million Eight Hundred Thousand Dollars ($4,800,000.00).

ARTICLE III

CONDITIONS TO CLOSING

3.1 Conditions to the Buyer’s Obligations. The obligation of the Buyer to consummate the transactions contemplated by this Agreement is subject to:

(a) the receipt by Buyer, in form and substance satisfactory to Buyer, of the Seller Deliveries, any of which the Buyer shall have the right to waive and proceed to the Closing;

(b) Any and all liens must be released or the Buyer must have consented to accept title to the Purchased Assets subject to the liens;

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(c) Continued accuracy of representations and warranties at signing and closing, and compliance with all covenants required to be performed at or prior to closing; and

(d) The absence of any litigation, proceeding or injunction prohibiting the consummation of the transactions contemplated by this Agreement.

3.2 Conditions to the Seller’s Obligations. The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the receipt by Seller, in form and substance satisfactory to Seller, of the Buyer Deliveries and the items listed below, any of which the Seller shall have the right to waive and proceed to the Closing:

(a) the receipt by Seller, in form and substance satisfactory to Seller, of the Buyer Deliveries, any of which the Seller shall have the right to waive and proceed to the Closing; and

(b) The absence of any prohibition, stay, condition, limitation or impediment to Closing issued, ordered or imposed by any Governing Authority.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER

As a material inducement to the Buyer to enter into this Agreement and consummate the transactions contemplated hereby, the Seller hereby represents and warrants to the Buyer that the following are true and correct:

4.1 Recitals. The matters and facts set forth in the Recitals above are true and correct.

4.2 Organization and Power. The Seller has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

4.3 Authorization. This Agreement has been duly executed and delivered by the Seller and, assuming that this Agreement is the valid and binding obligation of the Buyer, this Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

4.4 No Breach. The Seller is not subject to or obligated under any organizational documents, any applicable law, rule or regulation of any Governing Authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by Seller’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

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4.5 Purchased Assets.

(a) the Seller owns all of the rights, title and interest in the Assets;

(b) Seller is conveying its title to the Assets free and clear of known liens; and

(c) Seller has not conveyed, assigned, transferred or otherwise encumbered its ownership interest in the Purchased Assets.

4.6 Governmental Authorities and Consents. The Seller is not required to submit any notice, report or other filing with any Governing Authority in order for Seller to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Buyer all right, title and interest in the Purchased Assets. No material consent, approval or authorization of any Governing Authority or any other Person is required to be obtained by the Seller in order for the Seller to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Buyer all of the right, title and interest in the Purchased Assets.

4.7 Brokerage. There are no claims for brokerage commissions, employee bonuses, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Seller.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE BUYER

As an inducement to the Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Buyer hereby represents and warrants to the Seller that the following are true and correct:

5.1 Recitals. The matters and facts set forth in the Recitals above are true and correct.

5.2 Organization and Power. The Buyer is a limited liability company duly organized and validly existing under the laws of the State of Ohio, with full requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

5.3 Authorization. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Buyer and no other requisite act or proceeding on the part of the Buyer, its board of directors or members is necessary to authorize the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and, assuming that this Agreement is the valid and binding obligation of the Seller, this Agreement constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

5.4 No Breach. The Buyer is not subject to or obligated under its articles of organization, operating agreement or similar organizational documents, any applicable law, rule or regulation of any Governing Authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by the Buyer’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

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5.5 Governmental Authorities and Consents. The Buyer is not required to submit any notice, report or other filing with any Governing Authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any Governing Authority or any other Person is required to be obtained by the Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

5.6 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Buyer.

5.7 Waiver of Certain Warranties. The Seller is selling the Purchased Assets to Buyer “AS-IS” AND EXCEPT AS SET FORTH IN ARTICLE IV OF THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE OR PURPOSE, AND BUYER, BY ACCEPTING THE BILL OF SALE AGREES TO TAKE THE PURCHASED ASSETS ON THAT BASIS.

Buyer has conducted and shall conduct its own independent due diligence and, except for a breach of the warranties and representations contained in Article IV of this Agreement, shall have no claims or causes of actions against Seller for the inaccuracy or incompleteness of any representation, warranty, projection, forecast, statement, or information made, communicated, or furnished (orally or in writing) to Buyer (including any opinion, information, projection, or advice that may have been or may be provided to Buyer by any director, officer, employee, agent, consultant, representative or Affiliate of Seller.

ARTICLE VI

COVENANTS AFTER CLOSING

6.1 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants set forth in this Agreement shall survive the Closing for a period of twelve (12) months, except that Seller’s representations in Sections 4.2, 4.3 and 4.5 (the “Fundamental Representations”) shall survive for their applicable statutes of limitations.

6.2 Sale of Excluded Merchandise. The Buyer acknowledges and agrees that the Seller shall have the right to advertise and sell the Excluded Merchandise for a period of one hundred twenty (120) days from the Closing Date (the “Sell-Down Period”) and, in connection with the advertisement and sale of the Excluded Merchandise, grants Seller a non-exclusive, non-transferable, fully paid, royalty free, worldwide license to use the Purchased IP and goodwill associated with the Territory Ahead Business during the Sell-Down Period.

6.3 Expenses. Except as otherwise specifically set forth herein, the Seller and Buyer shall pay all of their own respective fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers and other representatives and consultants) incurred in connection with the negotiation of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated hereby.

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6.4 Further Assurances. From time to time, as and when requested by any party hereto and at such party’s expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement.

6.5 Sales and Transfer Taxes. All sales, use, excise, value-added, goods and services, transfer, recording, documentary, registration, conveyancing and similar taxes that may be imposed on the sale and transfer of the Purchased Assets (including any stamp, duty or other tax chargeable in respect of any instrument transferring property be paid), together with any and all penalties, interest and additions to tax with respect thereto, shall be paid by the Seller. The Buyer and the Seller shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable law in connection with the payment of any such taxes described in the immediately preceding sentence.

6.6 Mutual Assistance. The Buyer and the Seller agree that they will mutually cooperate in the expeditious filing of any notices, reports and other filings with any governmental authority required to be submitted jointly by the Buyer and the Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or thereby.

6.7 Term. Unless the Proposed Transaction closes or this Agreement is extended by the Buyer and the Seller, this Agreement will terminate at 5:00 p.m. (Eastern) on February , 2020.

ARTICLE VII

ADDITIONAL AGREEMENTS

7.1 Amendment and Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon the Seller or the Buyer only if such amendment or waiver is set forth in a writing executed by the Seller or the Buyer, as the case may be. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

7.2 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand or sent by telecopy (with hard copy to follow); (ii) one day after being sent by reputable overnight express courier (charges prepaid), or (iii) five days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to the Seller and the Buyer shall be sent to the addresses indicated below:

Notices to Buyer:	TA Outfitters, LLC
5345 Creek Road Blue Ash, OH 45242
Attention: Arnold Cohen

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with a copy to (which shall not constitute notice to the Buyer):

O’Keefe Law, P.A.
1111 Brickell Avenue
Suite 1300
Miami, FL 33131
Attention: Douglas L. O’Keefe, Esq.

Notices to the Seller:	Craig Jalbert
Verdolino & Lowey, P.C. 124 Washington Street
Foxborough, MA 02035

With a copy to:	Sheehan Phinney Bass & Green PA
1000 Elm Street, 17th Floor
Manchester, NH 03110
Attention: Christopher M. Candon, Esq.

7.3 Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Seller or the Buyer, as the case may be, without the other party’s prior written consent.

7.4 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

7.5 Interpretation. The headings and captions used in this Agreement, in any Schedule or Exhibit hereto, in the table of contents or in any index hereto are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement or any Schedule or Exhibit hereto, and all provisions of this Agreement and the Schedules and Exhibits hereto shall be enforced and construed as if no caption or heading had been used herein or therein. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and shall not be deemed to be limiting, unless the context otherwise required, “neither,” “nor,” “any,” “either”and “or” shall not be exclusive. The parties hereto intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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7.6 No Third-Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Buyer and its Affiliates.

7.7 Complete Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

7.8 Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or PDF signature pages), all of which taken together shall constitute one and the same instrument.

7.9 Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (“PDF”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in PDF to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in PDF as a defense to the formation of a contract and each such party forever waives any such defense.

7.10 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF OHIO OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS.

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7.11 Jurisdiction. Each of Buyer and Seller hereby irrevocably consents to the non- exclusive jurisdiction of the courts of the Commonwealth of Massachusetts and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement.

7.12 Waiver of Jury Trial. EACH OF BUYER AND SELLER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

7.13 Schedules. All Exhibits and Schedules attached hereto are incorporated herein and expressly made a part of this Agreement as though completely set forth herein. All references to this Agreement herein or in any of the Exhibits or Schedules shall be deemed to refer to this entire Agreement, including all Exhibits and Schedules.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BUYER:

TA OUTFITTERS, LLC

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Manager

SELLER:

CRAIG JALBERT, AS ASSIGNNE OF DAI HOLDING, LLC

By:	/s/ Craig Jalbert
Name:	Craig Jalbert
Title:	Assignee

[Signature page to Asset Purchase Agreement]

SCHEDULE 2.1(a)

ADDITIONAL ASSETS

I.	Miscellaneous.

1. PDF of the Territory Ahead Spring 2019 Shirt Guide;

2. Plastic bins of fabric swatches & headers

3. Pantone books and TTA specific colors which are separate from the actual books

4. 2 rolling racks worth of Spring 20 TA development samples

5. One sample of each Territory Ahead product style.

II.	Trademarks:

Territory Ahead Registered and Pending Marks

SERIAL/CASE NO.	REG. NO.	MARK	GOODS / SERVICES
	2128829	Miscellaneous Design (Compass World)

Class 16 (CANCELLED):

[ catalogs in the fields of wearing apparel, luggage and personal accessories ].

Class 35: retail store and mail order services in the fields of wearing apparel, luggage and personal accessories.

	1636156	Miscellaneous Design (COMPASS WORLD)

Class 18: [ MEN’S ] [ PERSONAL DRAWSTRING POUCHES, ][ BRIEFCASES, AND TOILETRY CASES SOLD EMPTY ].

Class 25: CLOTHING, NAMELY, PANTS, KNIT TOPS, WOVEN SHIRTS, SWEATERS, JACKETS, BOXER SHORTS, SOCKS, TIES, SCARVES, BELTS, AND GLOVES.

1636913	THE TERRITORY AHEAD

Class 18: MEN’S [ PERSONAL DRAWSTRING POUCHES, ] BRIEFCASES AND TOILETRY CASES SOLD EMPTY.

Class 25: CLOTHING, NAMELY, PANTS, KNIT TOPS, SHIRTS, SWEATERS, JACKETS, BOXER SHORTS, SOCKS, TIES, SCARVES,

BELTS, AND GLOVES.

2132340	THE TERRITORY AHEAD (Typed Drawing)

Class 16 (CANCELLED):

[ catalogs in the fields of wearing apparel, luggage and personal accessories ].

Class 35: retail store and mail order services in the fields of wearing apparel, luggage and personal accessories.

III.	Domains.

Domain Name	TLD	Registration Date	Expiration Date	Status
teritoryahead.com	com	27-Sep-1999	27-Sep-2021	Active
territoryahead.com	com	07-Jan-1997	05-Jan-2022	Active
territoryahead.fashion	fashion	15-Apr-2015	15-Apr-2020	Active
territoryemail.com	com	03-Oct-2013	03-Oct-2021	Active
theterritoryahead.com	com	29-Dec-1998	29-Dec-2019	Active
ttahead.com	com	20-Sep-1995	19-Sep-2021	Active

IV.	Telephone Numbers:

1-800-882-4323 and any other 1-800 numbers associated with/used by the Territory Ahead brand.

EXHIBIT A

EXHIBIT B

EXHIBIT C

EXHIBIT D

EXHIBIT E

EXHIBIT F

EXHIBIT G

EXHIBIT H

EXHIBIT I

EXHIBIT J